UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 7, 2011 (August 31, 2011)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 31, 2011, Penn Virginia Corporation (the “Company”), through its indirect wholly owned subsidiaries, Penn Virginia MC Energy L.L.C. (“PVMCE”) and Penn Virginia Oil & Gas Corporation (“PVOG”), completed the previously announced sale of substantially all of PVMCE’s and PVOG’s Arkoma Basin oil and gas assets, together with certain other Mid-Continent oil and gas assets, to Unit Petroleum Company for $30.5 million in cash (the “Transaction”). The purchase price for the Transaction is subject to adjustment to reflect the effective date of the Transaction of July 1, 2011. The oil and gas assets subject to the Transaction are located in Beaver, Caddo, Canadian, Cleveland, Custer, Dewey, Ellis, Garvin, Grady, Haskell, Hughes, Latimer, Le Flore, Logan, McClain, McIntosh, Noble, Oklahoma, Pawnee, Pittsburg, Sequoyah, Stephens and Washita Counties of Oklahoma and Irion, Lipscomb, Ochiltree and Upton Counties of Texas.

A copy of the Purchase and Sale Agreement related to the Transaction, as amended, is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On August 31, 2011, the Company issued a press release announcing closing of the Transaction described in Item 2.01 of this Form 8-K. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Included herein as Exhibit 99.2 to this Current Report on Form 8-K is the following pro forma financial information:

•

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011, which is based on the Company’s unaudited consolidated balance sheet as of June 30, 2011 and gives effect to the Transaction as if the Transaction had occurred on June 30, 2011;

•

Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2011, which has been derived from the Company’s unaudited consolidated statement of income for the six months ended June 30, 2011 and gives effect to the Transaction as if the Transaction had occurred on January 1, 2010;

•

Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2010, which has been derived from the Company’s audited consolidated statement of income for the year ended December 31, 2010 and gives effect to the Transaction as if the Transaction had occurred on January 1, 2010; and

•	Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements.

(d)	Exhibits.

2.1	Purchase and Sale Agreement, dated July 28, 2011, by and among Penn Virginia MC Energy L.L.C., Penn Virginia Oil & Gas Corporation and Unit Petroleum Company, as amended by Amendment and Supplement to Purchase and Sale Agreement dated August 31, 2011.

99.1	Press release of Penn Virginia Corporation dated August 31, 2011.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Penn Virginia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2011

Penn Virginia Corporation

By:	/s/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated July 28, 2011, by and among Penn Virginia MC Energy L.L.C., Penn Virginia Oil & Gas Corporation and Unit Petroleum Company, as amended by Amendment and Supplement to Purchase and Sale Agreement dated August 31, 2011.

99.1	Press release of Penn Virginia Corporation dated August 31, 2011.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Penn Virginia Corporation.